SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 2005

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                               MAYTAG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         DELAWARE                       1-655                   42-0401785
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                  IDENTIFICATION NUMBER)


       403 WEST FOURTH STREET NORTH, NEWTON IOWA                  50208
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (641) 792-7000
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/x/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

ITEM 8.01 OTHER EVENTS.

          On Decmebr 1, 2005, Maytag Corporation issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits.

EXHIBIT NO.                        DESCRIPTION

99.1      Press Release

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: Decmber 1, 2005

                               MAYTAG CORPORATION


                               By:
                                  ---------------------------------
                                  Name:  Roger K. Scholten
                                  Title: Sr. V.P. & General Counsel

                                  EXHIBIT INDEX

EXHIBIT NUMBER                     DESCRIPTION

99.1    Press Release

APPROVED FINAL FOR RELEASE 12/1/05

WHIRLPOOL CONTACTS:                            MAYTAG CONTACTS:
MEDIA                                          MEDIA
Christopher Wyse, 269 (923-3417)               Karen Lynn, (641) 787-8185
Christopher.Wyse@whirlpool.com

INVESTORS
Larry Venturelli, (269) 923-4678               John Daggett, (641) 787-7711
Larry.Venturelli@whirlpool.com                 John.Daggett@maytag.com


     WHIRLPOOL, MAYTAG CERTIFY SUBSTANTIAL COMPLIANCE WITH SECOND REQUEST;
               ENTER INTO TIMING AGREEMENT WITH ANITRUST DIVISION


BENTON HARBOR, Mich., and NEWTON, Iowa - Dec. 1, 2005 - Whirlpool Corporation (NYSE:WHR) and Maytag Corporation (NYSE: MYG) today announced that both companies have certified substantial compliance with the Antitrust Division of the Department of Justice in response to the request for additional information ("second request") regarding their proposed merger.

In order to facilitate the Antitrust Division's review, Whirlpool and Maytag have agreed not to close the proposed merger before February 27, 2006, without the Antitrust Division's concurrence, although the Antitrust Division may request additional time for review.

Whirlpool and Maytag continue to expect the transaction to close as early as the first quarter of 2006, following approval from Maytag stockholders and regulatory clearance. As previously announced, Maytag's special stockholder meeting to consider the merger is scheduled for Dec. 22, 2005, at 10:30 a.m. CT in Newton, Iowa. The Securities and Exchange Commission ("SEC") has declared effective Whirlpool's registration statement on Form S-4 covering the share portion of the consideration to be issued to Maytag's stockholders upon completion of the proposed merger. Maytag has mailed to its stockholders the definitive proxy statement/prospectus contained in the registration statement for use at its special stockholders meeting.

ABOUT WHIRLPOOL CORPORATION

Whirlpool Corporation is a global manufacturer and marketer of major home appliances, with annual sales of over $13 billion, 68,000 employees, and nearly 50 manufacturing and technology research centers around the globe. The company markets Whirlpool, KitchenAid, Brastemp, Bauknecht, Consul and other major brand names to consumers in more than 170 countries. Additional information about the company can be found at http://www.whirlpoolcorp.com .

ABOUT MAYTAG CORPORATION

Maytag Corporation is a $4.8 billion home and commercial appliance company focused in North America and in targeted international markets. The corporation's primary brands are Maytag(R), Hoover(R), Jenn-Air(R), Amana(R), Dixie-Narco(R) and Jade(R).

WHIRLPOOL ADDITIONAL INFORMATION:

This document contains forward-looking statements that speak only as of this date. Whirlpool disclaims any obligation to update these statements. Forward-looking statements in this document include, but are not limited to, statements regarding expected earnings per share, cash flow, and material and oil-related costs for the full year 2005, as well as expectations as to the closing of the proposed merger with Maytag Corporation. Many risks and uncertainties could cause actual results to differ materially from Whirlpool's forward-looking statements. Among these factors are: (1) intense competition in the home appliance industry reflecting the impact of both new and established global, including Asian and European, manufacturers and the strength of trade customers; (2) Whirlpool's ability to continue its strong relationship with Sears Holding Corporation in North America (accounting for approximately 17% of Whirlpool's 2004 consolidated net sales of $13 billion) and other significant trade customers, and the ability of these trade customers to maintain or increase market share; (3) the impact of general economic factors on demand for Whirlpool's products, such as gross domestic product, consumer interest rates, consumer confidence, retail trends, housing starts, sale of existing homes, and the level of mortgage refinancing; (4) the ability of Whirlpool to achieve its business plans, including productivity improvements, cost control, leveraging of its global operating platform and acceleration of the rate of innovation; (5) fluctuations in the cost of key materials (including steel, oil, plastic resins, copper and zinc) and components and the ability of Whirlpool to offset cost increases; (6) the ability of suppliers of critical parts, components and manufacturing equipment to deliver sufficient quantities to Whirlpool in a timely and cost-effective manner; (7) changes in market conditions, health care cost trends and pending regulation that could increase future funding obligations for pension and post-retirement benefit plans; (8) the cost of compliance with environmental and health and safety regulation, including new regulations in Europe regarding appliance disposal; (9) potential exposure to product liability claims, including the outcome of Whirlpool's previously-announced investigation of a supplier-related quality and potential product safety problem that may affect up to 3.5 million appliances manufactured between 2000 and 2002; (10) the impact of labor relations; (11) Whirlpool's ability to obtain and protect intellectual property rights; (12) the ability of Whirlpool to manage foreign currency and its effective tax rate; (13) global, political and/or economic uncertainty and disruptions, especially in Whirlpool's significant geographic markets, including uncertainty and disruptions arising from natural disasters, including possible effects of recent U.S. hurricanes, or terrorist activities; and (14) risks associated with operations outside the U.S. Other such factors relate to Whirlpool's pending merger with Maytag Corporation, including (1) the ability of Whirlpool and Maytag to satisfy the conditions to closing (including Maytag shareholder approval and regulatory approval) and timing of the process; (2) the effect on Maytag's business of the pending transaction; and (3) in the event the merger is completed, Whirlpool's ability to integrate the business of Maytag on a timely basis and realize the full anticipated benefits of the merger within the current estimate of costs.


MAYTAG ADDITIONAL INFORMATION:


This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include statements regarding benefits of the proposed transactions, expected cost savings and anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of Maytag. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, with respect to the transaction with Whirlpool (1) Maytag may be unable to obtain shareholder approval required for the transaction; (2) conditions to the closing of the transaction may not be satisfied or the merger agreement may be terminated prior to closing; (3) Maytag may be unable to obtain the regulatory approvals required to close the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Maytag or cause the parties to abandon the transaction; (4) Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals; (5) the transaction may involve unexpected costs or unexpected liabilities; (6) the credit ratings of Maytag or its subsidiaries may be different from what the parties expect; (7) the businesses of Maytag may suffer as a result of uncertainty surrounding the transaction; (8) the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; and (9) Maytag may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Maytag are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at http://www.maytagcorp.com . Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


ADDITIONAL INFORMATION RELATING TO THE PROPOSED MERGER WITH MAYTAG CORPORATION AND WHERE TO FIND IT:


Whirlpool has filed and the Securities and Exchange Commission has declared effective, a registration statement on Form S-4 (File no. 333- 128686), containing a definitive proxy statement/prospectus in connection with the proposed merger with Maytag Corporation. Investors are urged to read the Form S-4 and the definitive proxy statement/prospectus and any other relevant documents filed or to be filed by Whirlpool or Maytag because they contain or will contain important information. The Form S-4 and other documents filed by Whirlpool and Maytag with the SEC are available free of charge at the SEC's website (http://www.sec.gov ) or from Whirlpool by directing a request to Whirlpool Corporation, 2000 North M-63, Mail Drop 2800, Benton Harbor, MI 49022-2692, Attention: Larry Venturelli, Vice President, Investor Relations or from Maytag's Website at http://www.maytagcorp.com . Neither this communication nor the definitive proxy statement/prospectus constitutes an offer to sell, or the solicitation of an offer to buy, Whirlpool common stock in any jurisdiction outside the United States where such offer or issuance would be prohibited; any such offer or sale will only be made in accordance with the applicable laws of such jurisdiction.


Whirlpool, Maytag and their respective directors, executive officers, and other employees may be deemed to be participating in the solicitation of proxies from Maytag stockholders in connection with the approval of the proposed transaction. Information about Whirlpool's directors and executive officers is available in Whirlpool's proxy statement, dated March 18, 2005, for its 2005 annual meeting of stockholders. Information about Maytag's directors and executive officers is available in Maytag's proxy statement, dated April 4, 2005, for its 2005 annual meeting of stockholders. Additional information about the interests of such participants is included in the Form S-4 and definitive proxy statement/prospectus referred to above.

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